Capital Group Global Growth Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.13% Information technology 25.72%	Shares	Value (000)
Microsoft Corp.	710,829	$282,192
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,480,847	267,337
NVIDIA Corp.	1,580,156	197,393
ASML Holding NV	189,560	133,440
Broadcom, Inc.	620,008	123,648
Apple, Inc.	326,638	78,994
Synopsys, Inc.[1]	132,922	60,783
Shopify, Inc., Class A, subordinate voting shares[1]	443,919	49,719
SAP SE	155,770	42,869
NEC Corp.	325,800	31,306
Keyence Corp.	70,300	27,745
Arista Networks, Inc.[1]	297,180	27,653
EPAM Systems, Inc.[1]	133,875	27,597
		1,350,676
Consumer discretionary 15.56%
LVMH Moët Hennessy-Louis Vuitton SE	152,808	110,152
Amazon.com, Inc.[1]	382,231	81,140
Chipotle Mexican Grill, Inc.[1]	1,461,908	78,899
Prosus NV, Class N	1,689,239	73,581
Booking Holdings, Inc.	13,245	66,437
Renault SA	1,060,974	54,854
InterContinental Hotels Group PLC	353,010	44,085
MercadoLibre, Inc.[1]	20,258	42,985
Trip.com Group, Ltd. (ADR)[1]	753,800	42,725
Starbucks Corp.	357,040	41,349
MGM China Holdings, Ltd.	29,065,388	40,289
Home Depot, Inc.	75,352	29,885
Sanrio Co., Ltd.	674,200	28,332
Flutter Entertainment PLC[1]	96,054	26,952
lululemon athletica, Inc.[1]	69,835	25,532
Evolution AB	256,330	19,593
Global-E Online, Ltd.[1]	249,227	10,622
		817,412
Industrials 14.98%
Safran SA	619,605	160,751
Comfort Systems USA, Inc.	190,219	69,112
Schneider Electric SE	244,239	59,274
ITOCHU Corp.	1,305,500	57,836
TransDigm Group, Inc.	39,049	53,388
Caterpillar, Inc.	149,069	51,272
Airbus SE, non-registered shares	292,837	50,336
Copart, Inc.[1]	910,150	49,876
Ingersoll-Rand, Inc.	549,820	46,614
Ryanair Holdings PLC (ADR)	942,509	45,740
Capital Group Global Growth Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
ASSA ABLOY AB, Class B	1,278,170	$39,092
Techtronic Industries Co., Ltd.	1,912,000	26,650
Hitachi, Ltd.	1,004,300	25,018
Carrier Global Corp.	373,766	24,220
GT Capital Holdings, Inc.	2,158,550	18,908
Alliance Global Group, Inc.	79,922,900	8,958
		787,045
Financials 14.66%
3i Group PLC	2,076,300	103,348
Fiserv, Inc.[1]	419,133	98,786
AXA SA	2,167,313	84,175
Aon PLC, Class A	193,064	78,986
Visa, Inc., Class A	214,353	77,748
Citigroup, Inc.	639,234	51,107
Société Générale	1,141,208	46,531
Prudential PLC	5,024,653	45,975
Blackstone, Inc.	262,059	42,233
Tradeweb Markets, Inc., Class A	311,104	42,114
Brookfield Corp., Class A	657,802	38,113
Banco Bilbao Vizcaya Argentaria, SA	2,487,775	33,097
UBS Group AG	811,163	27,759
		769,972
Health care 12.80%
Eli Lilly and Co.	139,955	128,847
Novo Nordisk AS, Class B	980,203	87,872
Vertex Pharmaceuticals, Inc.[1]	172,865	82,939
Thermo Fisher Scientific, Inc.	135,666	71,762
UnitedHealth Group, Inc.	137,394	65,256
Regeneron Pharmaceuticals, Inc.	65,125	45,505
Argenx SE (ADR)[1]	68,303	42,667
Sanofi	335,543	36,325
Pfizer, Inc.	1,257,237	33,229
Cigna Group (The)	89,240	27,562
Centene Corp.[1]	469,450	27,303
Alnylam Pharmaceuticals, Inc.[1]	92,635	22,858
		672,125
Communication services 5.00%
Alphabet, Inc., Class A	686,594	116,914
Meta Platforms, Inc., Class A	170,994	114,258
Publicis Groupe SA	181,311	17,962
Bharti Airtel, Ltd.	756,843	13,581
		262,715
Consumer staples 3.06%
Philip Morris International, Inc.	257,911	40,048
Monster Beverage Corp.[1]	726,288	39,692
British American Tobacco PLC	856,758	33,269
Nestlé SA	324,114	31,272
Dollar General Corp.	219,479	16,281
		160,562
Capital Group Global Growth Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 2.78%	Shares	Value (000)
Canadian Natural Resources, Ltd. (CAD denominated)	2,720,740	$76,822
Schlumberger NV	1,039,998	43,326
Reliance Industries, Ltd.	1,894,199	25,979
		146,127
Materials 2.19%
Linde PLC	216,727	101,222
First Quantum Minerals, Ltd.[1]	1,123,713	13,942
		115,164
Real estate 0.38%
Goodman Logistics (HK), Ltd. REIT	1,030,888	20,028
Total common stocks (cost: $4,396,559,000)		5,101,826
Preferred securities 0.91% Information technology 0.91%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,566,253	47,858
Total preferred securities (cost: $65,163,000)		47,858
Short-term securities 2.21% Money market investments 2.21%
Capital Group Central Cash Fund 4.37%[2,3]	1,157,710	115,794
Total short-term securities (cost: $115,773,000)		115,794
Total investment securities 100.25% (cost: $4,577,495,000)		5,265,478
Other assets less liabilities (0.25)%		(13,072)
Net assets 100.00%		$5,252,406
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 2.21%
Money market investments 2.21%
Capital Group Central Cash Fund 4.37%[2]	$64,195	$642,647	$591,044	$(10)	$6	$115,794	$2,971

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Capital Group Global Growth Equity ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group Global Growth Equity ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-305-0425
Capital Group Global Growth Equity ETF — Page 5 of 5